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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


                                FEBRUARY 14, 2003
                        (Date of earliest event reported)

                            ACME COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)
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          Delaware                       000-27105               33-0866283
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)           Identification
No.)
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                        2101 E. Fourth Street, Suite 202
                           Santa Ana, California 92705
              (Address and zip code of principal executive offices)

        Registrants' telephone number, including area code: 714-245-9499

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ITEM 5.  Other Events and Required FD Disclosure


      See the Press Release dated February 14, 2003, filed as Exhibit 99.1 and incorporated herein by reference, reporting the fourth quarter and full year 2002 results of operations for ACME Communications, Inc.

ITEM 7. Exhibits

      99.1 Press Release dated February 14, 2003.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2003


                                                 ACME Communications, Inc.


                                                 By: /s/ Thomas D. Allen
                                                    ---------------------------
                                                    Thomas D. Allen
                                                    Executive Vice President and
                                                    Chief Financial Officer
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                                  Exhibit Index

      99.1    Press Release dated February 14, 2003.